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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.           )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
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☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
Enpath Medical, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Enpath Medical, Inc.
15301 Highway 55 West
Plymouth, Minnesota 55447
(763) 559-2613

NOTICE AND PROXY STATEMENT FOR
ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD APRIL 29, 2004

NOTICE

        To the Holders of Common Stock of Enpath Medical, Inc.:

        The Annual Meeting of Shareholders of Enpath Medical, Inc. (the "Company") will be held at the Radisson Hotel & Conference Center, 3131 Campus Drive, Plymouth, MN 55441, on Thursday, April 29, 2004 at 3:45 p.m. Minneapolis time, for the following purposes:

  1.
  To elect six (6) directors to serve until the next Annual Meeting of Shareholders or until their successors are duly elected;

  2.
  To ratify the appointment of McGladrey & Pullen, LLP as independent auditors for the Company for the fiscal year ending December 31, 2004; and

  3.
  To consider and act on such other business as may properly come before the meeting or any adjournment or adjournments thereof.

        The Company's Board of Directors has fixed the close of business on March 17, 2004 as the record date for the determination of shareholders entitled to receive notice of and to vote at the meeting and any adjournment or postponements thereof.

By Order of the Board of Directors
/s/ MICHAEL D. ERDMANN Michael D. Erdmann Secretary

March 24, 2004

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE IN ORDER TO ENSURE REPRESENTATION OF YOUR SHARES.

Enpath Medical, Inc.

PROXY STATEMENT

TABLE OF CONTENTS

GENERAL INFORMATION
Annual Meeting of Shareholders
Solicitation and Revocation of Proxies
Voting Securities and Rights
CORPORATE GOVERNANCE AND BOARD MATTERS
General
The Board, Board Committees and Meetings
Director Independence
Director Nominations
Remuneration of Members of the Board of Directors
Code of Ethics and Business Conduct
Report of the Audit Committee
PROPOSALS
Proposal One: Election of Directors
Nominees for Election to Board of Directors
Proposal Two: Appointment of Independent Auditors
Principal Accountant Fees and Services
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
Security Ownership Table
Section 16(a) Beneficial Ownership Reporting Compliance
EXECUTIVE COMPENSATION AND OTHER INFORMATION
Executive Officers of the Company
Executive Compensation
Comparative Stock Performance
Employment Agreements
Compensation Committee Interlocks and Insider Participation in Compensation Decisions
Report of the Compensation Committee
OTHER INFORMATION
Annual Report
Proposals of Shareholders
Contacting the Board of Directors
Other Matters
APPENDIX A—Enpath Medical, Inc. Audit Committee Charter

i

Enpath Medical, Inc.
15301 Highway 55 West
Plymouth, Minnesota 55447
(763) 559-2613

PROXY STATEMENT

GENERAL INFORMATION

Annual Meeting of Shareholders

        This Proxy Statement is furnished to shareholders of Enpath Medical, Inc., a Minnesota corporation ("Enpath" or the "Company"), in connection with the solicitation of proxies by the Board of Directors of the Company for use at the Annual Meeting of Shareholders to be held on Thursday, April 29, 2004 at 3:45 p.m. Minneapolis time at the Radisson Hotel & Conference Center, 3131 Campus Drive, Plymouth, MN 55441, and at any adjournment or postponements thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders. This Proxy Statement and the accompanying form of Proxy were first mailed to shareholders of the Company on or about March 26, 2004.

Solicitation and Revocation of Proxies

        The costs and expenses of solicitation of proxies will be paid by the Company. In addition to the use of the mails, proxies may be solicited by directors, officers and regular employees of the Company personally or by telephone, but such persons will not be specifically compensated for such services.

        Proxies in the form enclosed are solicited on behalf of the Board of Directors. Any shareholder giving a proxy in this form may revoke it before it is exercised either by submitting a new proxy bearing a date later than any prior proxy or by attending the meeting in person and completing a ballot at the meeting. All shares represented by timely, valid and unrevoked proxies will be voted at the annual meeting in accordance with the specifications indicated thereon. If no specification is indicated on a proxy, the proxy will be voted in favor of each of the directors nominated by the Board of Directors and in favor of Proposal 2 described herein.

Voting Securities and Rights

        Only shareholders of record at the close of business on March 17, 2004 are entitled to vote at the annual meeting. On that date there were outstanding 5,738,785 shares of the Company's common stock, $.01 par value per share (the "Common Shares"). Each holder of Common Shares is entitled to one vote for each share held with respect to the matters mentioned in the foregoing Notice of Annual Meeting of Shareholders and any other matters that may properly come before the meeting. A quorum, consisting of a majority of Common Shares entitled to vote at the Annual Meeting, must be present in person or by proxy before action may be taken at the Annual Meeting.

        Under Proposal 1, each director nominee will be elected if approved by the affirmative vote of the holders of a plurality of the voting power of the shares present, in person or by proxy, and entitled to vote on that item of business. Proposal 2 presented to the Company's shareholders at this Annual Meeting will be approved by the affirmative vote of the holders of a greater of (a) a majority of the Company's Common Shares present at the Annual Meeting, either in person or by proxy, and entitled to vote on that proposal or (b) the majority of the minimum number of shares of Common Shares of the Company which would constitute a quorum for transacting business at the Annual Meeting of Shareholders. Proxies indicating abstention from a vote and broker non-votes will be counted toward determining whether a quorum is present at the meeting, but will not be counted toward determining if a majority of the Common Shares present has voted affirmatively.

CORPORATE GOVERNANCE AND BOARD MATTERS

General

        Our Board of Directors is committed to sound and effective corporate governance practices. We continue to review our governance policies and practices, as well as the provisions of the Sarbanes-Oxley Act of 2002, the new and proposed rules of the Securities and Exchange Commission ("SEC") and the new listing standards of The NASDAQ Stock Market® ("NASDAQ"), and are taking steps to ensure compliance with the rules and regulations applicable to the Company. In the near future, we will make our governance policies and procedures, as well as our current committee charters, available to the public on our website at www.enpathmedical.com or by written request sent to our Investor Relations Department at:

  Enpath Medical, Inc.
  Investor Relations Department
  15301 Highway 55 West
  Plymouth, Minnesota 55447
   investorrelations@enpathmed.com

The Board, Board Committees and Meetings

        Meeting Attendance.    Our Board of Directors meets regularly during the year to review matters affecting our Company and to act on matters requiring Board approval. Each of our directors is expected to make a reasonable effort to attend all meetings of the Board, applicable committee meetings and our annual meeting of shareholders. During 2003, the Board of Directors met nine times. Each of the directors attended at least 75% of the meetings of the Board and committees on which he or she served. All of our directors and nominees for directors then serving on or nominated to the Board attended our 2003 Annual Meeting of Shareholders.

        Committees of the Board of Directors.    The Board of Directors has an Audit Committee and a Compensation Committee. The composition and function of each Committee is set forth below:

Director	Audit	Compensation
James D. Hartman
Thomas L. Auth	X	Chair
Michael D. Dale		X
Albert Emola	X
Trevor O. Jones		X
Richard F. Sauter	Chair

        Audit Committee.    The Audit Committee oversees the Company's internal control structure and financial reporting activities, reviews the scope of the annual audit, reviews non-audit services performed by auditors to determine and maintain auditor independence, selects the Company's independent auditors, reviews the Company's audited financial statements prior to release to the public and conducts discussions with the Company's independent auditors each quarter in connection with their quarterly review. McGladrey & Pullen, LLP, the Company's independent public accountants, reports directly to the Audit Committee. Each of the members of the Audit Committee is independent as defined by NASDAQ listing standards and the Board of Directors has determined that Thomas Auth qualifies as an audit committee financial expert. Mr. Emola was appointed to the Audit Committee in February 2003. The Audit Committee met four times during 2003. The report of the Audit Committee is found on page 4.

        Compensation Committee.    Among other duties, the Compensation Committee reviews compensation of the Company's officers for fairness and competitiveness, determines the necessity for,

and content of, any officer employment contracts, advises and recommends incentives in the form of overall corporate bonus plans and determines bonuses and grants of stock options for the Company's officers, and reviews the performance of the Company's Chief Executive Officer. The Compensation Committee also has the authority to make awards under, and adopt and alter administrative rules and practices governing, the Company's qualified or unqualified benefits plans, including the Company's stock option plans. The Compensation Committee operates under a charter approved by the Board and each of its members is independent under NASDAQ listing standards. Mr. Jones was appointed to the Committee in December 2003. The Compensation Committee met once during 2003. The report of the Compensation Committee is found on page 12.

Director Independence

        The Board of Directors has reviewed director independence guidelines in a manner consistent with the definitions of "independence" set forth in Section 301 of the Sarbanes-Oxley Act of 2002, Rule 10A-3 under the Securities Exchange Act of 1934 and NASDAQ listing standards. In accordance with these guidelines, the Board of Directors has reviewed and considered facts and circumstances relevant to the independence of each of our directors and director nominees and has determined that, with the exception of James D. Hartman, the Company's Chairman and Chief Executive Officer, each qualifies as "independent" under NASDAQ listing standards. Specifically, the Board has determined that:

  •
  Other than Mr. Hartman, no director is an officer or employee of the Company or its subsidiaries or affiliates;

  •
  No director has an immediate family member who is an officer of the Company or its subsidiaries or has any current or past material relationship with the Company;

  •
  No director, other than Mr. Hartman, has worked for, consulted with, been retained by, or received anything of substantial value from the Company aside from his or her compensation as a director, except for Mr. Jones, whose receipt of value was in connection with an acquisition by the Company prior to the time Mr. Jones became a director

  •
  No director is, or was within the past three years, employed by the independent auditors of the Company;

  •
  No executive officer of the Company serves on the compensation committee or the board of directors of any corporation that employs a nominee for director or a member of the immediate family of any nominee for director; and

  •
  No director is an executive officer of any entity which the Company's annual sales to or purchases from exceeded five percent of the Company's consolidated gross revenues for the last fiscal year.

Director Nominations

        The independent members of our Board of Directors are responsible for considering and selecting the nominees for election as directors at our annual shareholder meetings. The Board believes a nominee should also possess the highest level of professional and personal ethics and values, be free of any material conflict of interest with respect to board service, have broad experience at the policy-making level, have the ability to provide insight and practical wisdom based on experience and expertise, be independent as defined in Nasdaq Rule 4200(a)(15), be able to understand and relate to the culture of the Company, have sufficient time to properly discharge the duties associated with serving as a director, and have experience and knowledge that will enhance or maintain a diversity of business background among board members.

        In addition, the Board believes that certain specific qualities or skills are necessary for one or more of the Company's directors to possess. These include, among others, experience with publicly held companies, an understanding and background in corporate management, experience in delegation of duties, accounting experience, financial experience, legal experience, marketing experience, understanding of the medical device industry, and background and experience necessary to qualify as an "audit committee financial expert" as defined by the Securities and Exchange Commission for purposes of the Sarbanes-Oxley Act of 2002.

        The Board is in the process of establishing a nominating committee comprised of independent directors to serve as the standing committee responsible for considering and recommending director nominees to the full board. We anticipate that the nominating committee will be in place in 2004 and operate under a formal written charter to be adopted by the Board. In the past, the Board has relied on recommendations made by directors and executive officers of the Company to identify nominees for director. The Company does not currently have a procedure for shareholders nomination of directors because the Company has not received a shareholder nominee for election as a director in the past ten years. The Board intends to review this issue in connection with its review of corporate governance during 2004.

Remuneration of Members of the Board of Directors

        Members of the Board of Directors currently receive $500 for each regular Board meeting attended and $250 for each Board update meeting or Committee meeting attended that are not a part of a regular or special Board meeting. In addition to receiving cash compensation for attending meetings, each non-employee director is periodically granted stock options under the shareholder approved 1999 Non-Employee Director and Medical Advisory Board Stock Option Plan (the "Director Plan"). The Director Plan was approved by shareholders on April 27, 2000 and effectively superceded the 1996 Non-Employee Director and Medical Advisory Board Stock Option Plan.

        Under the terms of the Director Plan, each non-employee director is granted an option to purchase 15,000 Common Shares upon initial election to the Board of Directors. If the non-employee director continues to serve as a member of the Board of Directors, the non-employee director is granted an option to purchase 18,000 Common Shares on the third anniversary of the date of the initial option grant and is granted an option to purchase 21,000 Common Shares each third anniversary thereafter. The exercise price of options granted under the Director Plan is 100% of the fair market value of the common stock on the date of grant and the term of the option is eight years. Each option vests and becomes exercisable in three equal installments, with one-third of the shares underlying the option vesting as of the date of grant and one-third of the shares underlying the option vesting on the anniversary of the date of grant each of the next two years, if the non-employee director is re-elected to the Board. Options granted to non-employee directors may become fully vested under certain circumstances constituting a change in control of the Company.

        In 2003, the Company granted stock options to the following non-employee directors pursuant to the Plan:

Name	Date of Grant	Number of Shares of Common Stock Underlying Options	Exercise Price ($/Share)
Albert Emola	01/10/03	15,000	$7.999
Trevor O. Jones	10/24/03	15,000	$10.930

Code of Ethics and Business Conduct

        We have adopted a Code of Ethics and Business Conduct applicable to all of the Company's officers, directors, employees and consultants that establishes guidelines for professional and ethical conduct in the workplace. The Code also contains a special set of guidelines applicable to the

Company's senior financial officers, including the chief executive officer, principal financial officer, principal accounting officer, and others involved in the preparation of the Company's financial reports, that are intended to promote the ethical handling of conflicts of interest, full and fair disclosure in periodic reports filed by the Company and compliance with laws, rules and regulations concerning such periodic reporting. You may obtain a copy of the Code of Ethics and Business Conduct by writing to our Investor Relations Department at:

  Enpath Medical, Inc.
  Investor Relations Department
  15301 Highway 55 West
  Plymouth, Minnesota 55447
   investorrelations@enpathmed.com

Report of the Audit Committee

        The Audit Committee of the Board of Directors is responsible for providing independent, objective oversight of the Company's financial reporting system by overseeing and monitoring management's and the independent auditors' participation in the financial reporting process. The Committee acts under a written charter first adopted and approved by the Board of Directors on June 29, 2000 and amended through March 22, 2004.

        In addition to the four full meetings between the audit committee and McGladrey & Pullen, LLP, at the end of each quarter, the Chairman of the audit committee discussed with McGladrey & Pullen, LLP their findings and procedures relative to the quarterly reviews performed by McGladrey & Pullen, LLP. These meetings and discussions were designed to facilitate and encourage communication between the Audit Committee and the Company's independent auditors, McGladrey & Pullen, LLP.

        In this context, the Audit Committee has reviewed and discussed with management and with McGladrey & Pullen, LLP, the audited financial statements. The Audit Committee has discussed with McGladrey & Pullen, LLP the matters required to be discussed by Statement on Auditing Standards (SAS) No. 61, as amended by SAS 89 and SAS 90 (Audit Committee Communications). In addition, the Audit Committee has received from McGladrey & Pullen, LLP the written disclosures required by Independence Standards Board No. 1 (independence discussions with Audit Committees) and discussed with McGladrey & Pullen, LLP its independence from the Company and its management.

        In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors, and the Board has approved, that the audited financial statements be included in the Company's Annual Report on SEC Form 10-K for the year ended December 31, 2003, for filing with the Securities and Exchange Commission.

SUBMITTED BY THE AUDIT COMMITTEE OF THE COMPANY'S BOARD OF DIRECTORS:
Richard F. Sauter, Chairman Thomas L. Auth Albert Emola

PROPOSALS

Proposal One: Election of Directors

        Six directors are to be elected at this Annual Meeting. The six individuals named below have consented to being named as a nominee. If elected, all directors will serve until the next Annual Meeting of Shareholders or until their successors have been elected and qualified.

        All of the nominees for election as directors were elected at the 2003 Annual Meeting of Directors, with the exception of Mr. Trevor O. Jones, who was appointed to the Board of Directors on October 24, 2003 pursuant to the terms of the Asset Purchase Agreement signed by the Company in connection with its acquisition of the assets of BIOMEC Cardiovascular Inc. Each of the nominees listed below have consented to serve, if elected. The Board of Directors has no reason to believe that any of the nominees will be unable to serve as a director. It is the intention of the individuals named as proxies to vote "FOR" each nominee (unless otherwise directed). If any nominee should be unable to serve as a director, it is the intention of the individuals named as proxies to vote for the election of such person or persons as the Board of Directors may, in its discretion, recommend. Information regarding the persons nominated for election follows.

Nominees for Election to Board of Directors

        James D. Hartman, age 58, was named Chairman in October 2003 and has served as the Company's Chief Executive Officer since February 1996. He also served as President of the Company from February 1995 through October 2003. In addition, Mr. Hartman has been Chief Financial Officer and a Director of the Company since 1991. He was the Company's Secretary from March 1991 through October 2003 and served as Executive Vice President of the Company from April 1993 until February 1995. From May 1989 to August 1990, Mr. Hartman was Vice President-Finance for Viking Electric Supply, Inc., a distributor of electrical supplies and tools based in the Minneapolis, Minnesota area.

        Richard F. Sauter, age 62, became a director of the Company in March 1992. Mr. Sauter retired from the University of St. Thomas in 2002 and holds the title of Professor Emeritus from that institution. From September 1990 until August 2002 he was a Professor of Marketing at St. Thomas. From April 1974 until March 1990, Mr. Sauter served in various positions at Medtronic, Inc., a medical device manufacturer located in Minneapolis, Minnesota, most recently as Corporate Vice President of New Ventures.

        Thomas L. Auth, age 59, became a director of the Company in October 1999. Mr. Auth is a private investor and the owner and Chief Executive Officer of Vomela Specialty Company, a graphics design and manufacturing company. Mr. Auth was the Chief Executive Officer and a director of ITI Technologies, Inc., a publicly held company, from 1981 until May 2000. ITI was a leading designer and manufacturer of electronic security products. In May 2000, ITI merged with SLC Technologies, Inc. to form a new publicly held company, Interlogix, Inc. and Mr. Auth served as Chairman of the Board of Directors of Interlogix, until February 2002 when Interlogix was acquired by the General Electric Company. Mr. Auth serves on the Board of AeroSystems Engineering, Inc., a publicly held company, and on the Boards of several privately held companies. Mr. Auth is also a certified public accountant.

        Michael D. Dale, age 44, became a director of the Company in January 2002. Mr. Dale was appointed President and Chief Executive Officer of ATS Medical, Inc., a medical device manufacturer, in October of 2002. Previously Mr. Dale worked for Endocardial Solutions, Inc. from December 1998 until October 2002 as Vice President of Sales and Marketing. From October 1996 until joining Endocardial, Mr. Dale was Vice President of Global Sales for Cyberonics, Inc., a medical device company, and additionally as managing director of Cyberonics Europe, S.A. From July 1988 until

October 1996, Mr. Dale served in several capacities at St. Jude Medical, Inc., most recently as the Business Unit Director for St. Jude Medical Europe.

        Albert Emola, age 53, has been a director of the Company since January 2003. Mr. Emola was appointed President and Chief Executive Officer of Vital Images, Inc., a manufacturer of 3D medical imaging software, in December 1999 and served in that position until February 2002. From January 1999 until December 1999, Mr. Emola served as an independent management consultant. From August 1994 to January 1999, Mr. Emola served as President and Chief Executive Officer of Flexmedics Corporation, a designer and manufacturer of nitinol-based medical products. From May 1991 until August 1994, Mr. Emola served as a consultant to start-up medical companies requiring broad-based strategic direction. From 1976 to 1991, Mr. Emola served in marketing, strategic planning and business development roles at St. Jude Medical, Inc., American Hospital Supply Corporation and Bristol Myers, Inc.

        Trevor O. Jones, age 73, was appointed to the board of directors of Enpath and elected as Vice Chairman of the board on October 24, 2003. Mr. Jones was the founder of BIOMEC and is its Chairman and Chief Executive Officer. Mr. Jones currently serves as a director of NeuroControl Corporation and as a director of NineSigma Inc. From 1991 to 1998, he was a member of the board of directors of Echlin, Inc., serving in various capacities until his 1998 retirement, including as its Chairman and CEO. In 1987, he was appointed as Chairman of the board of directors of Libbey-Owens-Ford Co., where he served until his retirement in 1997. He assumed the position of President and CEO during 1993. Mr. Jones was an officer of TRW Inc. from 1978 to 1987, serving in various senior executive capacities, including its Group Vice President for the Transportation Electronics Group, which he formed in 1979. He is a trustee of the BioEnterprise Inc., a Cleveland non-for-profit organization. Mr. Jones is a member of the Biomedical Engineering Advisory Committee of Case Western Reserve University, Vice Chairman of the Board of Trustees of Cleveland State University, a member of the Executive Committee of the Northeast Ohio Regional Technology Coalition (NorTech), a member of the Executive Committee of the Cleveland Clinic New Heart Center, a member of the National Academy of Engineering, a Life Fellow of the Institute of Electrical and Electronic Engineers, and a Fellow of the British Institution of Electrical Engineering. He is a registered Professional Engineer (U.S.) and a Chartered Engineer (U.K.).

Management Recommends Shareholders Vote "For"
Each of the Director Nominees Listed Above

Proposal Two: Appointment of Independent Auditors

        At the Annual Meeting, a resolution will be presented to ratify the appointment by the Company's Board of Directors of McGladrey & Pullen, LLP, as independent auditors, to audit the financial statements of the Company for the fiscal year ending December 31, 2004 and to perform other accounting services as determined by the Company's Audit Committee. McGladrey & Pullen, LLP has audited the financial statements of the Company as of and for the years ended December 31, 1995 through 2003.

        McGladrey & Pullen, LLP has advised the Company that it has no direct financial interest or material indirect financial interest in the Company. Representatives of McGladrey & Pullen, LLP are expected to be present at the Annual Meeting. They will have the opportunity to make a statement, if they so desire, and will be available to respond to questions of the shareholders.

Principal Accountant Fees and Services

        In connection with the fiscal years ended December 31, 2003 and 2002, McGladrey & Pullen, LLP and its related entity RSM McGladrey, Inc., provided various audit and non-audit services to the Company and billed the Company for these services as follows:

  a)
  Audit Fees. Fees for audit services totaled $109,115 and $74,680 in 2003 and 2002, respectively, including fees for the annual audit, the reviews of the Company's quarterly reports on Form 10-Q, meetings with the audit committee and reviews of registration statements filed by the Company.

  b)
  Audit Related Fees. Fees for audit-related services totaled $59,890 and $7,840 in 2003 and 2002, respectively. These services primarily related to the acquisition of BIOMEC Cardiovascular in 2003 with fees of $57,240, and the remaining fees related to responding to technical and accounting questions and related research.

  c)
  Tax Fees. Fees for tax services, including preparation of the corporate income tax returns and related filings and other tax compliance assistance, totaled $37,020 and $26,505 in 2003 and 2002, respectively.

  d)
  All Other Fees. There were no other services provided by McGladrey & Pullen, LLP, not included above, in either 2003 or 2002.

        The Audit Committee pre-approves all audit and permissible non-audit services provided by the independent auditors on a case-by-case basis. In connection with the approval of the annual audit services and related fees, the audit committee also pre-approves certain audit-related fees relating to the independent auditor responding to and researching technical accounting questions and other matters related to the financial statements under audit. All of the services provided by the independent auditor during 2003 and 2002, including services related to the audit-related fees and tax fees, have been approved by the audit committee under its pre-approval process. The Audit Committee has considered whether the provision of the Audit-Related Fees, Tax Fees and All Other Fees was compatible with maintaining the independence of McGladrey & Pullen, LLP and determined that such services did not adversely affect the independence of McGladrey & Pullen, LLP.

The Board of Directors of the Company Recommends a Vote "For"
the Proposal to Ratify the Appointment of McGladrey & Pullen, LLP

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Security Ownership Table

        The following table sets forth certain information as of March 17, 2004 with respect to the Company's Common Shares beneficially owned by (i) each director and director nominee, (ii) each person known to the Company to beneficially own more than five percent of the Company's Common Shares, (iii) each executive officer named in the Summary Compensation Table (the "Named Executive Officers"), and (iv) all executive officers and directors as a group.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership(1)(2)(3)		Percentage of Outstanding Shares(2)
BIOMEC Inc. 1771 East 30th Street Cleveland, OH 44114	1,066,921	(4)	18.6%
Wasatch Advisors, Inc. 150 Social Hall Avenue Salt Lake City, UT 84111	455,175	(5)	7.9%
James D. Hartman 4120 Ives Lane North Plymouth, MN 55441	211,350	(6)	3.6%
Richard F. Sauter 205 Kentucky Ave. North Golden Valley, MN 55427	39,400		*
Thomas L. Auth 8 Evergreen Road North Oaks, MN 55127	72,000		1.3%
Michael D. Dale 1450 Hunter Drive Wayzata, MN 55391	15,000		*
Albert Emola 50 Peninsula Road Dellwood, MN 55110	10,000		*
Trevor O. Jones 5 Bratenahl Place Cleveland, OH 44108	5,000		*
Mark C. Kraus 6935 Dylan Lane Maple Plain, MN 55359	52,715		*
Michael D. Erdmann 5625 Quinwood Lane Plymouth, MN 55442	30,963		*
James L. Mellor 741 Ridge Street St. Paul, MN 55116	3,815	(7)	*
Vincent P. Owens 8801 Cottonwood Lane Eden Prairie, MN 55347	15,307	(7)	*
All Executive Officers and Directors as a Group (10 persons)	455,550		7.5%

*
Less than 1%

(1)
Unless noted, each person or group identified possesses sole voting and investment power with respect to such shares.

(2)
Shares not outstanding but deemed beneficially owned by virtue of the right of a person to acquire them within 60 days are treated as outstanding only when determining the amount and percent owned by such person.

(3)
Includes the following number of shares which could be purchased under stock options exercisable within sixty (60) days of March 12, 2004: Mr. Hartman, 143,500 shares; Mr. Sauter, 33,000 shares; Mr. Auth, 27,000 shares; Mr. Dale, 15,000 shares; Mr. Emola, 10,000 shares; Mr. Jones, 5,000 shares; Mr. Kraus, 45,375 shares; Mr. Erdmann, 24,800 shares; and All Executive Officers and Directors as a Group, 303,675 shares.

(4)
Based, in part, on the Schedule 13G filed by BIOMEC Inc. with the SEC on October 31, 2003. Of the aggregate shares reported, 886,666 are owned by BIOMEC Technologies Inc. ("BTI"), a wholly owned subsidiary of BIOMEC, over which BIOMEC and BTI share voting and dispositive power. BIOMEC has sole voting/dispositive power over the remaining 46,667 shares. Also includes 133,588 shares that will be issued on or about March 31, 2004 in connection with the 2003 Contingent Payment under the terms of the Company's acquisition of the assets of BIOMEC Cardiovascular Inc. ("BCI"). Anytime after April 1, 2004, BIOMEC may distribute these shares to its over 200 shareholders, including Messrs. Jones and Owens.

(5)
Based on the Schedule 13G filed by Wasatch Advisors, Inc. with the SEC on February 18, 2004.

(6)
Also includes 500 shares owned by Mr. Hartman's spouse, over which she exercises sole voting and investment control.

(7)
Represents shares that will be distributed by BIOMEC in early April 2004 to Messrs. Mellor and Owens as an employment-related transaction bonus in connection with BIOMEC's sale of BCI assets to the Company in October 2003.

Section 16(a) Beneficial Ownership Reporting Compliance

        Section 16(a) of the Exchange Act requires the Company's directors and executive officers, and persons who own more than ten percent of a registered class of the Company's equity securities, to file with the Securities and Exchange Commission ("SEC") initial reports of ownership and changes in ownership of common stock and other equity securities of the Company. Officers, directors and greater than ten percent shareholders are required by SEC regulation to furnish the Company with all Section 16(a) forms they file. To the Company's knowledge, based solely on review of the copies of such reports furnished to the Company and written representations that no other reports were required, all required Section 16(a) filings applicable to officers, directors and greater than ten percent shareholders in 2003 were timely filed.

EXECUTIVE COMPENSATION AND OTHER INFORMATION

Executive Officers of the Company

        The Company has five executive officers, James D. Hartman, Mark C. Kraus, Vincent P. Owens, James L. Mellor and Michael D. Erdmann. Information about James D. Hartman, the Company's Chairman and Chief Executive Officer, may be found under the heading "Nominees For Election to the Board of Directors."

        Mark C. Kraus, age 40, has been with the Company since February 1992. He was elected Vice President of Operations in January 1998, was named Vice President and General Manager of the Percutaneous Delivery Solutions Division in January 1999 and was named Executive Vice President and Chief Operating Officer in February 2002. Prior to that he served as Director of Manufacturing from July 1996; Manufacturing Manager of the Gynecology Division from January 1995; Manufacturing Manager of the Percutaneous Delivery Solutions Division from November 1992; and Sales Engineer from February 1992. Mr. Kraus also held manufacturing engineering positions with GV Medical, Inc. and Honeywell, Inc. from 1987 to 1992.

        Vincent P. Owens, age 41, was appointed President of the Company's Lead Technologies Division in October 2003, after the Company's acquisition of BIOMEC Cardiovascular Inc. ("BCI"), where he had served as President and Chief Executive Officer since June 2000. Mr. Owens served as Executive Vice President of Operations and then President and Chief Operating Officer for BIOMEC Inc., BCI's parent company, from its inception in August 1998 to June 2000. From June 1995 to August 1998, he served as Director of Manufacturing and then Vice President of Manufacturing for Lumitex Inc., a medical device and electronics company. From May 1991 to June 1995, Mr. Owens held management positions in Quality, Reliability, and Regulatory Affairs with Ciba Corning Diagnostics. From December 1986 to May 1991, he served as Senior Engineer and then Quality Manager for Circon ACMI Corporation, a medical endoscopy company. He started his professional career in May 1984 as a Manufacturing Engineer for Ingersoll-Rand. Mr. Owens serves on the Board of Directors of BIOMEC Inc.

        James L. Mellor, age 50, was appointed Vice President of Marketing and Sales of the Company's Lead Technologies Division, after the Company's acquisition of BCI in October 2003. He served as Vice President of Marketing and Sales and directed Research and Development at BCI prior to the acquisition. Prior to joining BCI, Mr. Mellor held a variety of marketing and product development positions in Medtronic's Cardiac Rhythm Management business over a period of 15 years. His responsibilities included the development of the first left ventricular leads for cardiac resynchronization therapy (CRT), as well as growing the pacing lead and EP ablation markets for Medtronic Europe during a 3-year assignment in Brussels. Before joining Medtronic, Mr. Mellor worked in marketing and strategic planning roles for Astra Pharmaceutical and Ohmeda.

        Michael D. Erdmann, age 43, was appointed as the Company's Secretary in October 2003. He has served as the Company's Controller since January 1996. Prior to joining the Company, Mr. Erdmann served in a variety of roles from 1985 to 1996 including Vice President of Operations for IPC Corporation for one year, as Controller for AudioScience, Inc. for five years, as Vice President of Operations for HiTech Companies for three years and as Cost Accountant for Empi, Inc. for two years.

Executive Compensation

        The following table shows, for the fiscal years ending December 31, 2003, 2002 and 2001, the cash and other compensation paid by the Company to James D. Hartman, the Company's Chairman and Chief Executive Officer, Mark C. Kraus, the President of the Delivery Systems Division, Michael D. Erdmann, the Company's Controller and Secretary, James L. Mellor, the Vice President of Sales and

Marketing of the Lead Technologies Division, and Vincent P. Owens, the President of the Lead Technologies Division (the "Named Executive Officers").

Summary Compensation Table

					Long-Term Compensation Awards Securities Underlying Options(#)
		Annual Compensation
Name and Principal Position	Year	Salary	Bonus	Other Annual Compensation(1)
James D. Hartman, Chairman and Chief Executive Officer	2003 2002 2001	$198,846 187,692 167,692	$4,971 14,256 51,482	$3,653 4,181 2,400	15,000 15,000 15,000
Mark C. Kraus, President, Delivery Systems Division	2003 2002 2001	$148,846 137,692 117,692	$3,721 10,623 32,542	$2,722 2,982 1,865	15,000 15,000 10,000
Michael D. Erdmann Controller and Corporate Secretary	2003 2002 2001	$97,071 93,024 87,602	$2,912 7,538 21,544	$1,776 1,999 1,584	4,000 5,000 5,000
James L. Mellor(2) Vice President of Sales and Marketing, Lead Technologies Division	2003	$23,077	$0	$216	30,000
Vincent P. Owens(2) President, Lead Technologies Division	2003	$25,385	$0	$875	50,000

(1)
Consists of a matching contribution made by the Company to its 401(k) plan, payments to cover long-term disability insurance premium charges and automobile reimbursements.

(2)
Messrs. Mellor and Owens became employees of the Company in October 2003.

Option/SAR Grants During Fiscal Year

        The following table contains information concerning grants of stock options to the Named Executive Officers during fiscal year ending December 31, 2003:

						Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term(1)
			% of Total Options Granted to Employees in 2003
				Exercise Price Per Share ($/Share)
Name	Options Granted				Expiration Date
						5%	10%
James D. Hartman	15,000	(2)	5.0%	$7.33	02/12/09	$37,394	$84,833
Mark C. Kraus	15,000	(2)	5.0%	7.33	02/12/09	37,394	84,833
Michael D. Erdmann	4,000	(2)	1.3%	7.33	02/12/09	9,972	22,622
James L. Mellor	30,000	(2)	10.0%	10.93	10/23/09	111,517	252,995
Vincent P. Owens	50,000	(2)	16.6%	10.93	10/23/09	185,862	421,658

(1)
These amounts represent the realizable value of the subject options six years from the date of grant (the term of each option), without discounting to present value, assuming appreciation in the market value of the Company's common stock from the market price on the date of grant at the rates indicated. Actual gains, if any, on stock option exercises are dependent on the future performance of the Common Stock, and overall stock market conditions. The amounts reflected in this table may not necessarily be achieved.

(2)
The options vest with respect to 20% of the shares underlying the option, beginning on the first anniversary of the date of grant and on each anniversary of the date of grant thereafter for a total of five years.

Aggregated Option/SAR Exercises in 2003 and
Option/SAR Values as of December 31, 2003

        The following table indicates the exercise of stock options during the fiscal year ending December 31, 2003 by Named Executive Officers.

Name	Shares Acquired on Exercise (#)	Value Realized ($)	Underlying Unexercised Options at Fiscal Year-End Exercisable/Unexercisable (#)	In-The-Money Option at Fiscal Year-End ($) Exercisable/Unexercisable
James D. Hartman	0	0	126,500 / 46,000	$1,422,848 / $192,165
Mark C. Kraus	0	0	48,500 / 45,875	$504,455 / $278,914
Michael D. Erdmann	0	0	24,500 / 15,000	$267,905 / $94,925
James L. Mellor	0	0	0 / 30,000	$0 / $66,600
Vincent P. Owens	0	0	0 / 50,000	$0 / $111,000

Comparative Stock Performance

        The Securities and Exchange Commission requires that the Company include in this Proxy Statement a line graph presentation comparing cumulative, five-year shareholder returns on an indexed basis with a broad market index and either a nationally-recognized industry standard or an index of peer companies selected by the Company. The Company has chosen to use the Nasdaq Stock Market (U.S. Companies) Index as its broad market index and the Nasdaq Non-Financial Stock Index as its peer group index. The table below compares the cumulative total return as of the end of each of the Company's last five fiscal years on $100 invested as of December 31, 1998 in the common stock of the Company, the Nasdaq Stock Market Index and the Nasdaq Non-Financial Stock Index, assuming the reinvestment of all dividends:

Comparison of Five-Year Cumulative Total Return

	12/31/98	12/31/99	12/29/00	12/31/01	12/31/02	12/31/03
Enpath Medical, Inc.	$100.00	$130.65	$443.45	$1,605.78	$872.03	$1,357.07
Nasdaq Stock Market (U.S.)	$100.00	$185.59	$112.67	$94.48	$60.91	$91.37
Nasdaq Non-Financial Stocks	$100.00	$196.12	$114.31	$87.35	$57.14	$87.74

        Since the Company's fiscal year ends on the last calendar day of December each year, data in the above table reflects market values for the Company's stock and Nasdaq indices as of the close of trading on the last trading day of each year presented.

Employment Agreements

        James D. Hartman.    The Company and James D. Hartman entered into an employment agreement dated February 19, 1996 that had an initial term through December 31, 1996. Since December 31, 1996, the agreement has continued on a month-to-month basis and may be terminated by either the Company or the employee upon thirty days written notice. In addition, the Company may terminate Mr. Hartman's employment for cause and upon his death or incapacity. The annual base salary of Mr. Hartman as set by the Board of Directors for 2004 is $215,000. The agreement contains non-competition, confidentiality and assignment of invention provisions benefiting the Company.

        James L. Mellor.    The Company and James L. Mellor entered into an employment agreement effective as of October 24, 2004. The Agreement has an initial term through December 31, 2004, and will continue thereafter on an at-will basis, with either party having the right to terminate the on thirty days written notice. In addition, the Company may terminate Mr. Mellor's employment for cause and upon his death or incapacity. The annual base salary of Mr. Mellor under the Agreement is $150,000, which will be reviewed at least annually and increased or decreased as determined by the Board of Directors. The agreement contains non-competition, confidentiality and assignment of invention provisions benefiting the Company.

        Vincent P. Owens.    The Company and Vincent P. Owens entered into an employment agreement effective October 24, 2004. The Agreement has an initial term through December 31, 2004, and will continue thereafter on an at-will basis, with either party having the right to terminate the on thirty days written notice. In addition, the Company may terminate Mr. Owens' employment for cause and upon his death or incapacity. The annual base salary of Mr. Owens under the Agreement is $150,000, which will be reviewed at least annually and increased or decreased as determined by the Board of Directors. The agreement contains non-competition, confidentiality and assignment of invention provisions benefiting the Company.

Compensation Committee Interlocks and Insider Participation in Compensation Decisions

        Our executive compensation programs are administered by the Compensation Committee of the Board of Directors. The Committee is currently composed of independent, non-employee directors, none of whom was at any time during the past fiscal year an officer or employee of the Company, was formerly an officer of the Company or any of its subsidiaries, or had any employment relationship with the Company. Mr. Hartman, the Company's Chairman and Chief Executive Officer, participated in the deliberations of the Compensation Committee regarding executive compensation that occurred during fiscal 2003, but did not take part in deliberations regarding his own compensation. Mr. Hartman's participation in the deliberations of the Compensation Committee included providing information on the performance of people other employees and advisory recommendations regarding the appropriate levels of compensation for the Company's officers.

Report of the Compensation Committee

        This is a report of the Compensation Committee of the Board of Directors of the Company, which is comprised of Messrs. Auth (Chair), Dale and Jones, each of whom are non-employee directors. This report shall not be deemed incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934 and shall not otherwise be deemed to be filed under either such Act.

        The Compensation Committee reviews and makes recommendations to the Board of Directors regarding the salaries, compensation and benefits of executive officers and senior management of the Company.

        The Company's policy with respect to the compensation of executive officers is based upon the following principles: (1) executive base compensation levels should be established by comparison of job responsibility to similar positions in comparable companies and be adequate to retain highly-qualified personnel and (2) variable compensation should be established to provide incentive to improve performance and shareholder value. In determining executive officers' annual compensation, the Compensation Committee considers the overall performance of the Company, as well as the particular executive officer's position at the Company and the executive officer's performance on behalf of the Company. Rather than applying a formulaic approach to determining annual compensation, the Compensation Committee uses various surveys of executive compensation for companies of a similar size in comparable industries as a basis for determining competitive levels of cash compensation.

        During 2003, salaries of executive officers, including the Company's Chief Executive Officer, were set at levels that recognized salary rates in the industry. The Company believes that such salaries approximate the salaries of similarly situated individuals at comparable companies. Mr. Hartman's base salary was $200,000 in 2003 as compared to $190,000 in 2002. The increase in base salary of $10,000 represents both a merit increase, as well as a market adjustment.

        Executive officers are all eligible for bonuses under the Company's salaried bonus plan, which the Board of Directors approves. The plan is based upon the Company's overall performance plus the completion of certain agreed upon goals. For 2003, the Compensation Committee established performance goals upon which cash bonuses would be established. Based upon the realization of such goals, the Compensation Committee and the Board granted Mr. Hartman a $4,971 bonus for 2003. The Compensation Committee is establishing specific performance goals as well as an overall plan for 2004 upon which cash bonuses will be established.

        The Company provides long-term incentives to its executives, and ties a portion of executive compensation to Company performance, through grants of stock options under the Company's Stock Option Incentive Plan. During 2003, the Company granted Mr. Hartman an option to purchase 15,000 shares for his services as President and Chief Executive Officer. The Committee believes this grant is appropriate compensation for Mr. Hartman's performance during 2003 and believes that the grant provides Mr. Hartman an additional incentive to improve the performance of the Company and the performance of its common stock in the market.

SUBMITTED BY THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS:
Thomas L. Auth, Chairman Michael D. Dale Trevor O. Jones

OTHER INFORMATION

Annual Report

        The Company's Annual Report for the fiscal year ended December 31, 2003, which includes the Annual Report on Form 10-K, as filed with the Securities and Exchange Commission, accompanies this Notice of Annual Meeting and proxy solicitation material. A copy of the Company's Form 10-K Annual Report, excluding exhibits, as filed with the Securities and Exchange Commission, may be obtained by shareholders without charge upon written request to the Company's Secretary at the address indicated on this Proxy Statement.

Proposals of Shareholders

        Any shareholder proposal intended for inclusion in the Company's proxy material for the 2005 Annual Meeting of Shareholders must be received by the Secretary of the Company, no later than the close of business on November 21, 2004.

        A shareholder who wishes to make a proposal for consideration at the 2005 Annual Meeting, but does not seek to include the proposal in our proxy material, must notify our Secretary. The notice must be received no later than February 5, 2005. If the notice is not timely, then the persons named on our proxy card for the 2005 Annual Meeting may use their discretionary voting authority when the proposal is raised at the meeting.

Contacting the Board of Directors

        Any shareholder who desires to contact our Board of Directors may do so by writing to the Board of Directors, generally, or to an individual Director at:

  Enpath Medical, Inc.
  15301 Highway 55 West
  Plymouth, Minnesota 55447

        Communications received electronically or in writing are distributed to the full Board of Directors, a committee or an individual Director, as appropriate, depending on the facts and circumstances outlined in the communication received. For example, a complaint regarding accounting, internal accounting controls or auditing matters will be forwarded to the Chair of the Audit Committee for review. Complaints may be submitted on a confidential or anonymous basis.

Other Matters

        The Board of Directors is not aware that any matter other than those described in the Notice of Annual Meeting of Shareholders to which this Proxy Statement is appended will be presented for action at the meeting. If, however, other matters do properly come before the meeting, it is the intention of the persons named in the proxy to vote the proxied shares in accordance with their best judgment on such matters.

        It is important that proxies be returned promptly with instructions as to voting. Shareholders who do not expect to attend the meeting in person are urged to mark, sign, date and send in the proxies by return mail.

By Order of the Board of Directors
/s/ MICHAEL D. ERDMANN Michael D. Erdmann, Secretary

March 24, 2004

APPENDIX A

Enpath Medical, Inc. Audit Committee Charter

Organization

        There shall be a committee of the Board of Directors to be known as the Audit Committee. The Audit Committee shall be composed of three or more directors, each of whom will be an independent director free of any relationship that, in the opinion of the Board of Directors, would interfere with the exercise of his or her independent judgment as a member of the Committee. The composition and function of the Audit Committee will meet the applicable rules and regulations of the U.S. Securities and Exchange Commission (the "Commission") and any exchange on which the Company's securities are listed or any system on which the Company's securities are quoted (the "Market"). Each member of the Committee must be "independent" in accordance with applicable rules of the Commission and the Market, have a basic understanding of finance and accounting and be able to read and understand fundamental financial statements. At least one member of the Committee must have accounting or related financial management expertise. If required by the Commission or the Market, the Board of Directors will designate at least one member of the Audit Committee as an "Audit Committee Financial Expert" as defined by the then-applicable rules and regulations of the Commission.

Statement of Policy

        The Audit Committee shall provide assistance to the full board of directors in fulfilling its responsibility to the shareholders, potential shareholders, and investment community relating to corporate accounting, reporting practices of the corporation, and the quality and integrity of the financial reports of the corporation. In so doing, it is the responsibility of the Audit Committee to maintain free and open means of communication between the directors, the independent auditors, and the financial management of the corporation.

Meetings

        The Audit Committee will meet at least four times annually, or more frequently as circumstances dictate. As part of its job to foster open communication, the Committee should meet at least annually with management and the independent auditors in separate executive sessions to discuss any matters that the Committee or each of these groups believe should be discussed privately. In addition, the Committee or at least its Chair should meet with the independent auditors and management quarterly to review the Company's financials in a manner consistent with paragraph 3 below.

Authority and Responsibilities

        In carrying out its responsibilities, the Audit Committee believes its policies and procedures should remain flexible, in order to best react to changing conditions and to ensure to the directors and shareholders that the corporate accounting and reporting practices of the corporation are in accordance with all requirements and are of the highest quality.

        The Audit Committee has the authority to conduct or authorize inquiries into any matter within the Audit Committee's charter and is authorized to retain independent counsel, accountants, or any other expert it deems necessary to assist it, at the expense of the Company.

        To fulfill its responsibilities, the Audit Committee will:

Review of Documents and Reports

  1.
  Annual Review of Charter. Review and reassess the adequacy of this Charter at least annually, as conditions dictate. Submit the charter to the Board of Directors for approval and have the document published in accordance with regulations of the Commission or the Market.

  2.
  Review of Annual Audited Financial Statements. Review with management and the independent auditors the Company's annual financial results prior to the release of earnings, and review the Company's audited financial statements prior to filing or distribution. Review should include discussion with management and independent auditors of significant issues regarding accounting principles, practices, and judgments. Recommend to the Company's Board of Directors the inclusion of the audited financial statements in the Company's annual report. Review and comment on the Company's annual report to shareholders and annual report on Form 10-K.

  3.
  Review of Quarterly Financial Statements. Review with management and the independent auditors the Company's quarterly financial results prior to the release of earnings and the Company's quarterly financial statements prior to filing or distribution. Review and comment on the Company's quarterly reports on Form 10-Q.

Independent Auditors

  4.
  Oversight of Auditors. Provide oversight of the independent auditors and have sole authority and responsibility for their appointment, termination and compensation.

  5.
  Approval of Audit and Non-Audit Services. Approve the engagement of the independent auditors. Approve all auditing services and authorized non-audit services provided by the independent auditors, and the fees and other significant compensation to be paid to the independent auditors.

  6.
  Annual Review of Auditors' Independence. The Audit Committee must receive on an annual basis a written statement from the independent auditors detailing all relationships between the independent auditors and the Company, consistent with requirements of the Independence Standards Board. The Committee will review services performed by the independent auditors, including the type and extent of non-audit services performed and the impact that these services may have on the independent auditors' independence.

  7.
  Executive Session. Provide sufficient opportunity for the independent auditors to meet with the members of the Audit Committee without members of management present. Among the items to be discussed in these meetings are the independent auditors' evaluation of the corporation's financial, accounting and auditing personnel, and the cooperation that the independent auditors received during the course of the audit.

  8.
  Engagement of Other Auditors. Consider, with management, the rationale for employing audit firms other than the principal independent auditors.

Financial Reporting Process and Process Improvement

  9.
  Review of Scope and Results of Audit. Review with the independent auditors: (1) the proposed scope of their examination with emphasis on accounting and financial areas where the Committee, the accountants or management believe special attention should be directed; (2) results of their audit, including their opinion on the financial statements and the independent auditors' judgment on the quality, not just the acceptability, of the Company's accounting principles as applied in the financial statements; (3) their evaluation of the adequacy of the system of internal controls over financial reporting; (4) significant disputes, if any, with management; and (5) cooperation received from management in the conduct of the audit.

  10.
  Quarterly Review of Processes. Meet with management at least quarterly to review management's disclosure of fraud or deficiencies, if any, in the design or operations of the Company's internal controls over financial reporting. Receive reports from management regarding the Company's system of internal controls over financial reporting and disclosure controls and procedures.

  11.
  Communications; Critical Accounting Policies. Review with management and the independent auditors, based on reports required from the independent auditors: (a) all critical accounting policies and practices to be used; (b) all alternative treatments of financial information within generally accepted accounting policies that have been discussed with management; (c) ramifications of the use of such alternative disclosures and treatments; and (d) other material written communications between the independent auditor and management.

  12.
  Disagreements. Review and resolve any disagreements between management and the independent auditors regarding financial reporting or in connection with the preparation of the financial statements.

  13.
  Integrity of Processes and Controls. Review with the independent auditors and financial and accounting personnel, the integrity, adequacy and effectiveness of the Company's financial reporting processes and controls, and elicit any recommendations for the improvement of these internal control procedures or particular areas where new or more detailed controls or procedures are desirable. Receive reports from management regarding the Company's system of internal controls and disclosure controls and procedures. Discuss significant risk exposures and the steps management has taken to monitor, control, and report such exposures. Particular emphasis should be given to the adequacy of such internal controls to expose any payment, transaction, or procedure that might be deemed illegal or otherwise improper.

  14.
  Review of Audit Results. Discuss with the auditors the results of the audit, any significant changes to the Company's accounting principles and items required to be communicated by the independent auditors in accordance with AICPA SAS 61. Consider and approve, if appropriate, significant changes to the Company's auditing and accounting principles and practices as suggested by the independent auditors or management.

  15.
  Changes. Review with the independent auditors and management the extent to which changes or improvements in financial or accounting practices, as approved by the Audit Committee, have been implemented.

  16.
  Self-Evaluation. Perform a self-evaluation periodically to ensure that the committee is effectively discharging its duties and responsibilities.

Ethical and Legal Compliance

  17.
  Communications with Counsel. Review with the Company's counsel, any legal matters that could have a significant impact on the organization's financial statements, the Company's compliance with applicable laws and regulations, and inquiries received from regulators or governmental agencies. Receive reports from the Company's legal counsel regarding any dispute, litigation, regulatory matter or proceeding or any material violation of securities laws or breach of fiduciary duty or similar violation by the Company or any agent of the Company.

  18.
  Approval of Related Party Transactions. Approve any Company transactions in which a Company officer, director or 5% or greater shareholder or any affiliate of these persons has a direct of indirect material interest, not including employment of the Company's officers or the compensation of the Company's officers or directors.

  19.
  Complaints. Establish procedures for (a) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal controls or auditing matters; and (b) the submission by employees of concerns on a confidential and anonymous basis regarding accounting and auditing matters.

  20.
  Code of Ethics. Establish and administer a code of ethics for senior officers to ensure that the Company's financial statements, reports and other financial information disseminated to governmental organizations and the public satisfy legal requirements (the "Code" and ensure that management has established a system to enforce the Code. Grant waivers to senior officers from such Code when appropriate and in the best interest of the Company.

  21.
  Review Code Compliance. Review programs designed to monitor compliance with the Code. Periodically review the Code to ensure that it is adequate and up-to-date.

  22.
  Other Duties. Investigate any matter within the scope of its duties and perform any other activities consistent with this Charter, the Company's Bylaws and governing law, as the Committee or Board deems necessary or appropriate.

Other Matters

  23.
  Delegation of Authority. The Committee may, to the extent permitted by the applicable law, rules of Nasdaq and the SEC, and the Restated Articles of Incorporation of Enpath Medical, Inc. and Bylaws of Enpath Medical, Inc., as amended to date, delegate to one or more designated members of the Committee the authority to pre-approve audit and permissible non-audit services, provided that such pre-approval decision is presented to the full Committee at the next scheduled meeting.

  24.
  Succession Planning. Review accounting and financial human resources and succession planning within the Company.

  25.
  Report of the Audit Committee. Annually prepare a report to shareholders as required by the Commission to be included in the Company's annual proxy statement or annual report.

  26.
  Meeting Records. Keep and submit the minutes of all meetings of the Audit Committee to, or discuss the matters discussed at each committee meeting with, the Board of Directors.

Date: as amended through March 22, 2004

ENPATH MEDICAL, INC.

Radisson Hotel & Conference Center
3131 Campus Drive
Plymouth, Minnesota 55441

Annual Meeting of Shareholders

April 29, 2004
3:45 p.m., Minneapolis Time

ENPATH MEDICAL, INC. 15301 Highway 55 West Plymouth, Minnesota 55447	proxy

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR USE AT THE ANNUAL MEETING ON APRIL 29, 2004.

The undersigned hereby appoints Richard F. Sauter and James D. Hartman, or either of them, as the Named Proxies with full power of substition to vote all shares of common stock of Enpath Medical, Inc. held of record in the name of the undersigned at the close of business on March 17, 2004 at the Annual Meeting of Shareholders of Enpath Medical, Inc. to be held on Thursday, April 29, 2004 at 3:45 p.m., Minneapolis time, at the Radisson Hotel & Conference Center, 3131 Campus Drive, Plymouth, Minnesota 55441, or at any adjournment or adjournments, hereby revoking all former proxies.

Please mark, sign, date and return the proxy card promptly using the enclosed envelope.

See reverse for voting instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we've provided or return it to Enpath Medical, Inc., c/o Shareowner Services,SM P.O. Box 64873, St. Paul, MN 55164-0873.

\*/Please detach here\*/

PROXY

1.	To elect six (6) directors to serve until the next Annual Meeting of Shareholders or until their successors are duly elected.	01 Thomas L. Auth 02 Michael D. Dale 03 Albert Emola	04 James D. Hartman 05 Trevor O. Jones 06 Richard F. Sauter	☐ Vote FOR all nominees (except as marked)		☐ Vote WITHHELD from all nominees
(Instructions: To withhold authority to vote for any indicated nominee, write the number(s) of the nominee(s) in the box provided to the right.)
2.	To ratify the appointment of McGladrey & Pullen, LLP as independent auditors for the Company for the fiscal year ending December 31, 2004.			☐ For	☐ Against	☐ Abstain
3.	In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED FOR EACH PROPOSAL.

Address Change? Mark Box Indicate changes below:	☐	Date

Signature(s) in Box
Please sign exactly as your name(s) appear on Proxy. If held in joint tenancy, all persons must sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the proxy.